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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

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                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.

       300 EAST DELAWARE AVENUE, 8TH FLOOR
       WILMINGTON, DELAWARE                                 19809
       (Address of principal executive offices)           (Zip Code)

                                 James Vellanti
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2506
            (Name, address and telephone number of agent for service)

                          NORFOLK SOUTHERN CORPORATION
               (Exact name of obligor as specified in its charter)

       VIRGINIA 52-1188014
       (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)                  Identification No.)

       THREE COMMERCIAL PLACE                              23510-2191
       NORFOLK, VIRGINIA
       (Address of principal executive offices)            (Zip Code)

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                                 DEBT SECURITIES

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                                    FORM T-1

ITEM 1.      GENERAL INFORMATION.  Furnish the following information as to the
             Trustee.

              a)    Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

              b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2.     AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the
            Trustee, describe each such affiliation.
                  None

ITEMS 3-15        Not applicable because, to the best of Trustee's
                  knowledge, the Trustee is not a trustee under any other
                  indenture under which any other securities or certificates of interest or participation in any other securities of the
                  obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this
                  indenture.

ITEM 16.     LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1.   A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of
                  Form T-1, Document 6 of Registration No. 333-84320.

             2.   A copy of the certificate of authority of the Trustee to
                  commence business, incorporated herein by reference to
                  Exhibit 2 of Form T-1, Document 6 of Registration No.
                  333-84320.

             3.   A copy of the certificate of authority of the Trustee to
                  exercise corporate trust powers, incorporated herein by
                  reference to Exhibit 3 of Form T-1, Document 6 of
                  Registration No. 333-84320.

             4.   A copy of the existing bylaws of the Trustee, as now in
                  effect, incorporated herein by reference to Exhibit 4 of
                  Form T-1, Document 6 of Registration No. 333-113995.

             5.   Not applicable.

             6.   The consent of the Trustee required by Section 321(b) of the
                  Trust Indenture Act of 1939, incorporated herein by
                  reference to Exhibit 6 of Form T-1, Document 6 of
                  Registration No. 333-84320.

             7.   Report of Condition of the Trustee as of March 31, 2004,
                  published pursuant to law or the requirements of its
                  supervising or examining authority, attached as Exhibit 7.

             8.   Not applicable.

             9.   Not applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United
         States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the
         2nd day of August, 2004.

                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                            By:    // Patrick J. Crowley
                                                   -----------------------------
                                            Name:  Patrick J. Crowley
                                            Title: Vice President

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EXHIBIT 7
                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                              AS OF MARCH 31, 2004

                                    ($000'S)

                                                            3/31/2004
                                                          --------------
ASSETS
     Cash and Due From Depository Institutions               $384,222
     Fixed Assets                                                 532
     Intangible Assets                                        113,634
     Other Assets                                              28,853
                                                          --------------
         TOTAL ASSETS                                        $527,241

LIABILITIES

     Other Liabilities                                        $16,579
                                                          --------------
     TOTAL LIABILITIES                                        $16,579

EQUITY
     Common and Preferred Stock                                $1,000
     Surplus                                                  505,932
     Undivided Profits                                          3,730
                                                          --------------
         TOTAL EQUITY CAPITAL                                $510,662

TOTAL LIABILITIES AND EQUITY CAPITAL                         $527,241

Date:  August 2, 2004

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